SCHEDULE 14A
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                  Act of 1934 (Amendment No.          )

[X]  Filed by the Registrant
[ ]  Filed by a party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

              GENERAL EMPLOYMENT ENTERPRISES, INC.
        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:________________________________________________________
     (2) Aggregate number of securities to which transaction applies:________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was deterimined):__________________________________
     (4)  Proposed maximum aggregate value of transaction:________________
     (5)  Total Fee paid:_________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:_________________________________________
     (2)  Form, Schedule or Registration Statement:_______________________
     (3)  Filing Party:___________________________________________________
     (4)  Date Filed:_____________________________________________________





                 GENERAL EMPLOYMENT ENTERPRISES, INC.

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of

GENERAL EMPLOYMENT ENTERPRISES, INC.:

     You are cordially invited to attend the Annual Meeting of Shareholders of General Employment Enterprises, Inc. which will be held at The DuPage Club, 1901 S. Meyers Road, in Oakbrook Terrace, Illinois 60181, on Monday, February 22, 1999, at 10:00 a.m., local time, for the following purposes:

     1.   To elect six directors of the Company;

     2. To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan; and

     3. To act upon such other matters as may properly be brought before the meeting.

Shareholders of record at the close of business on December 28, 1998 will be entitled to vote at the meeting.

                                   By Order of the Board of Directors


                                   Nancy C. Frohnmaier
                                   Secretary



Oakbrook Terrace, Illinois
January 22, 1999


                     YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, you are urged to sign, date and promptly return your proxy in the postage paid envelope that is enclosed, so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.


              GENERAL EMPLOYMENT ENTERPRISES, INC.
                     Oakbrook Terrace Tower
                   One Tower Lane, Suite 2100
                Oakbrook Terrace, Illinois  60181


                         PROXY STATEMENT
               For Annual Meeting of Shareholders



  This statement and the accompanying proxy card, which are first being sent to shareholders on approximately January 22, 1999, are being furnished in connection with a solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the "Company"), an Illinois corporation, to be voted at the Annual Meeting of Shareholders to be held on Monday, February 22, 1999, at 10:00 a.m., local time, at The DuPage Club, 1901 S. Meyers Road, in Oakbrook Terrace, Illinois 60181.

  The only voting securities of the Company entitled to be voted at the Annual Meeting are the shares of Common Stock, of which there were 4,423,566 outstanding on December 28, 1998, the record date for the Annual Meeting. Shareholders are entitled to one vote for each share held except that, in elections for directors, each shareholder has cumulative voting rights. When voting cumulatively, each shareholder has the number of votes equal to the number of directors to be elected (six) multiplied by the number of his or her shares. Such number of votes may be divided equally among all nominees, may be cumulated for one nominee, or may be distributed on any basis among as many nominees as is desired.

  Each proxy that is properly signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted for election of the six nominees for director listed in this proxy statement and for approval of the Company's 1999 Stock Option Plan.
Proxies given may be revoked at any time prior to the voting thereof by delivering to the Company a written statement revoking the proxy or a subsequently dated proxy, or by attending the meeting and voting in person.

  A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the total outstanding shares of Common Stock of the Company, represented in person or by proxy, will constitute a quorum for purposes of the meeting.
Abstentions will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a proxy submitted by a broker for shares beneficially owned by other persons indicates that all or a portion of the shares represented by such proxy are not being voted (because the broker does not have discretionary authority to vote shares with respect to a particular matter in the absence of instructions from the beneficial owner of such shares), those shares will not be counted in determining whether a quorum is present and will not be considered present and entitled to vote with respect to that matter.

  The six nominees for director receiving the highest number of votes cast will be elected directors of the Company. The vote required for the approval of the Company's 1999 Stock Option Plan is the affirmative vote of a majority of the outstanding Common Stock of the corporation, present in person or represented by proxy at the annual meeting. For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions will have no effect on the vote for the election of directors and will be treated as voted against approval of the Company's 1999 Stock Option Plan.


Proposal 1 - ELECTION OF DIRECTORS

  The Company's Board of Directors is currently comprised of seven directors. One of the current directors, Howard S. Wilcox, has resigned as a director of the Company effective the day before the convening of the Annual Meeting. At such time the number of directors constituting the entire Board of Directors shall be reduced to six. Therefore, six directors are to be elected at the Annual Meeting, to serve until the 2000 Annual Meeting of Shareholders, or until their successors are elected and qualified. Proxies will be voted, unless otherwise indicated, for the election of the nominees named below. If necessary to elect the nominees named below, proxies will be voted cumulatively.


Nominees

  The following information is furnished with respect to each nominee for election as a director:

  HERBERT F. IMHOFF, age 72, has been Chairman of the Board since
1968 and was named Chief Executive Officer in February 1997. He served as President from 1964 until 1997.

  WALTER T. KERWIN, JR., age 81, is a former Vice Chief of Staff of the U.S. Army. He has served as a consultant to the Army, the Department of Defense and private industry since 1978. He joined the Board in 1984.

  HERBERT F. IMHOFF, JR., age 49, was named President and Chief Operating Officer in February 1997 and had previously been Executive Vice President since 1986. Mr. Imhoff, Jr. has served as the Company's general counsel since 1982, and has been a member of the Board since 1986.

  LEONARD CHAVIN, age 67, has operated a real estate management and development business for more than 10 years. He was elected to the Board in 1991.

  SHELDON BROTTMAN, age 64, has been an attorney and real estate developer for more than 10 years. Until December 1997, he was President and CEO of Jemm Wholesale Meat Co. Mr. Brottman was elected to the Board in 1991.

  DELAIN G. DANEHEY, age 64, was with the auditing firm of Ernst
& Young LLP for 31 years, and was a partner when he retired from the firm in 1991. Mr. Danehey joined the Company's Board in 1995.


  All of the foregoing nominees are currently serving as directors of the Company and were elected by the shareholders at the last Annual Meeting. Each of the above-named nominees has agreed to serve if elected.

Resigning Director

  HOWARD S. WILCOX, age 78, is a management consultant and currently a director of the Indianapolis Chamber of Commerce and the Indiana State Chamber of Commerce. Mr. Wilcox was formerly owner of Howard S. Wilcox, Inc., a public relations firm, from 1966 to 1986 and was elected to the Board in 1974.


Information Concerning the Board of Directors and its Committees

  The Board of Directors meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board held five regularly scheduled meetings during the last fiscal year. No director of the Company attended fewer than 75% of the total meetings of the Board and Committee meetings on which such Board Members served during this period.

Executive Committee
  The Board of Directors has an Executive Committee consisting of the Board of Directors as a whole, and meetings of the committee may be called or requested by the chairman of the board, the president, or a majority of the directors. The Executive Committee is authorized to act upon all matters requiring Board approval except the declaration of dividends, corporate reorganization, and merger and acquisition decisions. As provided in the By-Laws of the Company, a majority of the directors constitutes a quorum for the purposes of transacting committee business. No Executive Committee meetings were held in fiscal 1998.

Audit Committee
  The Audit Committee, which is comprised of all members of the Board, meeting as a committee of the whole, is primarily concerned with the effectiveness of the Company's accounting policies and practices, its financial reporting and with the review of internal policies and practices. Specifically, the Audit Committee reviews and approves the scope of the annual audit of the Company's books, reviews the findings and recommendations of the independent auditors at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met once during fiscal 1998.

Stock Option Committee
  The Board has a Stock Option Committee which is comprised of all non-employee Directors. The function of this committee is to oversee the administration of the Company's stock option plans. The Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms of such options. The Stock Option Committee met once during fiscal 1998.

  The Board of Directors does not have a standing Nominating
Committee or Compensation Committee.

Nominations

  The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors. The By-Laws provide that nominations may be made by the Board of Directors or by a committee appointed by the Board of Directors. Any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an annual meeting of shareholders, provided that such shareholder has given actual written notice of his intent to make such nomination or nominations to the secretary of the Company not later than sixty days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Each such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such nominee's service as a director if elected; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.


Security Ownership of Certain Beneficial Owners and Management

  Listed in the following table is information concerning persons known to the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of December
28, 1998:

Title of  Name and Address           Amount and Nature of     Percent
Class     of Beneficial Owner        Beneficial Ownership*    of Class

Common    Herbert F. Imhoff              1,290,512(1)         28.70
          One Tower Lane, Suite 2100
          Oakbrook Terrace, IL 60181

*The named individual has sole voting and dispositive power over the shares listed.

(1) Includes 74,250 option shares exercisable by Mr. Imhoff within 60 days of record date.


  The following information is furnished as of December 28, 1998, to indicate beneficial ownership by each director and each named executive officer, individually, and all executive officers and directors as a group:

Title of   Name of                 Amount and Nature of      Percent
Class      Beneficial Owner        Beneficial Ownership*     of Class

Common     Herbert F. Imhoff          1,290,512(1)            28.70

Common     Herbert F. Imhoff, Jr.        67,783(2)             1.51

Common     Leonard Chavin                     0                  -

Common     Sheldon Brottman              54,420(3)             1.22

Common     Howard S. Wilcox              39,188(4)               **

Common     Walter T. Kerwin, Jr.         28,059(4)               **

Common     Delain G. Danehey             27,120(4)               **

Common     Kent M. Yauch                 23,216(3)               **

Common     Gregory Chrisos               18,975(3)               **

Common     Marilyn L. White              18,107(3)               **

All directors and executive           1,567,380(5)            33.04
officers as a group
(ten in number)

* Unless noted otherwise, the named individuals have sole voting and dispositive power over the shares listed.
** Represents less than 1%.

(1) Includes 74,250 option shares exercisable by Mr. Imhoff within 60 days of record date. Mr. Imhoff is the father of Mr.
Herbert F. Imhoff, Jr.

(2) Includes 271 shares held in a custodial account for the benefit of Mr. Imhoff, Jr.'s son and 57,750 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
Mr. Imhoff, Jr. is the son of Mr. Herbert F. Imhoff.

(3) Represents options to purchase shares exercisable within 60 days of record date.

(4) Includes options to purchase 24,750 shares exercisable within 60 days of record date.

(5) Includes 271 shares held in a custodial account for the benefit of Mr. Imhoff, Jr.'s son and 320,968 option shares exercisable by members of the group within 60 days of record date.

Settlement Agreement
     On September 27, 1991 the Company and Leonard Chavin entered into a Settlement Agreement to resolve certain litigation and other issues. Insofar as it is still in effect, Mr. Chavin (and, subsequently, in certain respects, his former wife, Marlene Chavin) (a) agreed not to sue the Company or its agents based on facts existing or occurring prior to September 27, 1991, (b) agreed not to acquire additional securities of the Company during the term of the Agreement or to encourage others to do so, (c) granted the Company a right of first refusal to purchase his common shares of the Company and (d) agreed not to solicit proxies in opposition to the recommendation of the Company's Board of Directors and agreed to vote his shares in accordance with the Board's recommendation for so long as Mr. Chavin and one other person designated by him are included in the slate of nominees for directors recommended by the Board to shareholders for election as directors.

  In the Settlement Agreement, the Company agreed (a) to notify Mr. Chavin in advance of an annual meeting of shareholders if Mr. Chavin and his designee are not to be included on the Board's recommended slate of nominees, and (b) to include Mr. Chavin and his designee on the slate of nominees for directors under certain circumstances in the event the Company reincorporates in Delaware and Mr. Chavin and his nominee are members of the Company's Board on the date such reincorporation is approved. The covenants and agreements of the Settlement Agreement will continue in full force and effect for so long as Mr. Chavin remains a member of the Company's Board of Directors.

  In connection with the 1999 Annual Meeting, Mr. Chavin has designated himself and Mr. Brottman for inclusion in the slate of nominees pursuant to the Settlement Agreement.


Compensation of Executive Officers

Summary Compensation Table
  The following table sets forth certain information regarding compensation awarded, earned or paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the other four most highly-compensated executive officers.

                         Summary Compensation Table

                                                   Long-Term
                                                   Compensation
                                                   Awards
Name and                           Annual          Securities     All Other
Principal             Fiscal    Compensation       Underlying     Compensa-
Position                Year  Salary($)  Bonus($)  Options(#)(1)  tion($)(2)

Herbert F. Imhoff       1998   $368,000  $162,432      16,500     $    0
Chairman and Chief      1997    302,500   207,148      57,750      2,000
Executive Officer       1996    275,000   360,638           0      1,875

Herbert F. Imhoff, Jr.  1998   $226,000  $ 87,463      16,500     $2,400
President and Chief     1997    176,000   120,522      41,250      2,025
Operating Officer       1996    160,000   209,826           0      2,182

Marilyn L. White        1998   $130,000  $ 27,083       8,250     $2,400
Vice President          1997     90,000    39,340      17,737      2,064
                        1996     60,000    75,129       8,620        875

Gregory Chrisos(3)      1998   $130,000  $ 26,496       8,250     $2,400
Vice President          1997    105,000    17,527      27,225      1,013
Triad Personnel
Services

Kent M. Yauch           1998   $115,000  $ 25,000       4,950     $2,156
Chief Financial         1997    100,000    25,000      18,266      1,563
Officer and             1996     88,000    25,000           0      1,288
Treasurer

(1) Adjusted in accordance with the anti-dilution provisions of the Company's stock option plans, to reflect a 10% stock dividend paid on October 30, 1998.
(2) Amounts represent the Company's contribution to the Company's 401(k) Incentive Savings Plan.
(3) Mr. Chrisos became an executive officer of the Company's subsidiary in October of 1996.


Stock Option Grants
  The following table shows all grants of stock options in fiscal 1998 under the 1997 Stock Option Plan, to each of the officers named in the Summary Compensation Table above. The exercise price of all options was the fair market value on the date of grant.

                Option Grants in Last Fiscal Year
                        Individual Grants

                    Number of          Percent of
                    Securities         Total Options   Exercise
                    Underlying         Granted to      or Base
                    Options            Employees in    Price      Expiration
Name                Granted(#)(1)(2)   Fiscal Year     ($/Sh)(1)  Date

Herbert F. Imhoff       16,500            26.55         $5.91     9/27/2008

Herbert F. Imhoff, Jr.  16,500            26.55          5.91     9/27/2008

Marilyn L. White         8,250            13.27          5.91     9/27/2008

Gregory Chrisos          8,250            13.27          5.91     9/27/2008

Kent M. Yauch            4,950             7.96          5.91     9/27/2008

(1) Adjusted in accordance with the anti-dilution provisions of the Company's stock option plans, to reflect a 10% stock dividend paid on October 30, 1998.
(2) Options are immediately exercisable except those granted to Ms. White and Mr. Chrisos which are exercisable two years after date of grant.

Stock Option Exercises and Fiscal Year-End Stock Option Values
  The following table shows stock options exercised during fiscal 1998 by each of the officers named in the Summary Compensation Table and the value of unexercised options held as of the end of that year.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                          Number of
                                          Securities        Value of
                                          Underlying        Unexercised
                                          Unexercised       In-the-Money
                    Shares                Options at        Options
                    Acquired              F/Y End (#)(1)    at F/Y End($)(2)
                    on Exer-    Value     Exer-    Unexer-  Exer-      Unexer-
Name                cise(#)(1)  Realized  cisable  cisable  cisable    cisable

Herbert F. Imhoff           0   $      0   74,250       0    $ 7,425   $    0
Herbert F. Imhoff, Jr.      0   $      0   57,750       0    $ 7,425   $    0
Marilyn L. White       13,200   $111,360   18,107  16,500    $23,705   $3,713
Gregory Chrisos             0   $      0   18,975  16,500    $     0   $3,713
Kent M. Yauch               0   $      0   23,216       0    $ 2,228   $    0

(1) Number of shares adjusted in accordance with the anti-dilution provisions of the Company's stock option plans, to reflect a 10% stock dividend paid on October 30, 1998.
(2) Represents the spread between $6.36, the closing price of the Company's Common Stock on the American Stock Exchange on September 30, 1998 (adjusted for a 10% stock dividend) and the option price per share multiplied by the number of unexercised options.


Compensation of Directors
  During the last fiscal year directors who are not full-time employees of the Company were compensated at the rate of $2,000 per month. Compensation for non-employee Executive Committee Members is $1,000 per meeting; however, no Executive Committee Meetings were held in fiscal 1998. Since Audit Committee and Stock Option Committee meetings are held in conjunction with regular Board Meetings, Committee Members receive no additional fee for serving on the Audit Committee or the Stock Option Committee.

Supplemental Executive Retirement Plan
  The Company has agreed to provide Herbert F. Imhoff with a retirement benefit of $400,000 subsequent to his retirement. Under the terms of the agreement, the retirement benefit is to be paid in a number of equal monthly installments equal to the number of months between the first day of the month following his termination date and the first day of the month in which Mr. Imhoff attains age 75. The retirement benefit is also to be paid in the event of a termination without cause or a constructive termination within 12 months following a change in control. In the event of Mr. Imhoff's death, the retirement benefit is to be paid to his designated beneficiary. Mr. Herbert F. Imhoff also has an employment contract with the Company dated October 1, 1962, providing for exclusive continuous employment during a period of time mutually agreeable to the parties.

Senior Employment Contracts
  Herbert F. Imhoff and Herbert F. Imhoff, Jr. each have employment security agreements with the Company which, in general, provide for payments in the amount of twice their respective annual compensation, plus continued participation in any employee benefit plan maintained by the Company in which the executive participates at the date of termination, in the event that the employment of the executive is terminated by the Company for any reason other than good cause within twenty-four months following change of control of the Company.

  A change of control shall be deemed to take place on the occurrence of any of the following events on or after May 14, 1990, without the prior written approval of a majority of the entire Board of Directors of the Company as it exists immediately prior to such event:
(1) The acquisition by an entity, person or group of beneficial ownership of capital stock of the Company if after such acquisition such entity, person or group is entitled to exercise more than 30% of the outstanding voting power of all capital stock of the Company entitled to vote in elections of directors ("Voting Power");
(2) The effective time of (I) a merger or consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding Voting Power of the Company immediately prior to such merger or consolidation hold less than 50% of the Voting Power of the surviving or resulting corporation, or (II) a transfer of 30% of the Voting Power, or a substantial portion of the property, of the Company other than to an entity of which the Company owns at least 50% of the Voting Power; or
(3) The election to the Board of Directors of the Company of candidates who were not recommended for election by the Board of Directors of the Company in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.


Proposal 2 - GENERAL EMPLOYMENT ENTERPRISES, INC. 1999 STOCK
OPTION PLAN

  The Board of Directors has established, effective upon receipt of shareholder approval, the General Employment Enterprises, Inc. 1999 Stock Option Plan. The Stock Option Plan is intended to promote stock ownership by selected officers and employees of the Company and its subsidiaries to increase their proprietary interest in the Company and to encourage them to remain in the employ of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company to serve on the Board of Directors of the Company and to devote themselves to the future success of the Company. Four non-employee directors and approximately fifty employees are eligible to participate in the Plan.

     The Stock Option Plan is to be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company. The Committee will be comprised of two or more members of the Board who are "non-employee" directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee will have the authority, among other things, to select the employees to whom options may be granted, to determine the terms of each option, to interpret the provisions of the Stock Option Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Option Plan. Each determination or other action made or taken pursuant to the Stock Option Plan by the Committee, including interpretation of the Stock Option Plan and the specific terms and conditions of the options granted thereunder, will be final and conclusive for all purposes and upon all persons.

  The Stock Option Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and for options that do not constitute incentive stock options (referred to herein as "nonstatutory options"), as determined in each individual case by the Committee. The Plan provides that the number of shares of Common Stock for which options may be granted under the Plan shall be 250,000. Upon receipt of shareholder approval to establish the Stock Option Plan, the Board of Directors intends to reserve 250,000 shares of Common Stock for issuance under the Stock Option Plan. In general, any shares of Common Stock subject to issuance upon exercise of options but which are not issued because of a surrender, forfeiture, expiration, termination or cancellation of any such option will once again be available for issuance pursuant to subsequent options.

  Grants of Options to Non-Employee Directors will be automatic and non-discretionary. Initially each individual who is a Non-Employee Director on the effective date of the Plan, will automatically be granted a nonstatutory option to purchase 5,000 shares of Common Stock on the effective date of the Plan. Each individual who becomes a Non-Employee Director after the effective date of the Plan shall be granted automatically an option to purchase 5,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. Options to be granted under the Stock Option Plan during 1999 to employees of the Company are not determinable at this time. Reference is made to the table entitled "Option Grants in Last Fiscal Year" under the heading "Compensation of Executive Officers" included in this proxy statement, which sets forth the options granted to executive officers of the Company under the 1997 Stock Option Plan during 1998. The Committee will, from time to time, select those officers and other key employees of the Company or any of its subsidiaries to participate in the Stock Option Plan on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries. Options granted under the Stock Option Plan will vest and become exercisable over such time period as the Committee may determine or upon a change of control as defined under the Stock Option Plan. Options granted under the Stock Option Plan may be exercisable for up to ten years.

  The exercise price of nonstatutory options granted under the Stock Option Plan will be determined by the Committee and specified in each option grant, and may be less than the fair market value of the Common Stock on the date the option is granted. The exercise price of incentive stock options granted under the Stock Option Plan must at least equal the fair market value of the Common Stock on the date the option is granted. On December 28, 1998, the closing price of the Common Stock on the American Stock Exchange was $ 6.375 per share.

  An incentive stock option granted under the Stock Option Plan to an employee owning more than 10% of the Company (i) must have an exercise price of at least 110% of the fair market value of the shares issuable (determined as of the date the options granted) and (ii) will expire no later than the fifth anniversary of the date the incentive stock option was granted. An incentive stock option is subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of stock as to which any such incentive stock option first becomes exercisable in any calendar year is limited to $100,000. Options in excess of this limit would be nonstatutory options.

  The full exercise price for all shares purchased on exercise of options granted under the Stock Option Plan may be paid in cash, in cash received from a broker-dealer to whom the optionee has submitted an exercise notice, by delivering shares of Common Stock having an aggregate fair market value on the date of exercise equal to the option exercise price, by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or by any combination of the above. Except in instances of retirement, disability or death as provided in the Stock Option Plan or in the Committee's sole discretion, any option will terminate on the date of the optionee's termination of employment with the Company and its subsidiaries.

  Incentive stock options granted under the Stock Option Plan have certain advantageous tax attributes under federal income tax laws. No taxable income is recognized by the option holder for federal income tax purposes at the time of the grant or exercise of an incentive stock option. Any gain or loss recognized by an option holder on the later disposition of shares acquired pursuant to the exercise of an incentive stock option generally will be treated as long-term capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted. No federal income tax deduction is available to the Company as a result of the grant or exercise of an incentive stock option.

  As in the case of incentive stock options, the grant of a nonstatutory stock option will not result in taxable income to the option holder for federal income tax purposes nor will the Company be entitled to an income tax deduction. Upon exercise of a nonstatutory stock option, however, the option holder will generally recognize ordinary income for federal and state income tax purposes equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company or the subsidiary of the Company which is the employer of the option holder, will be entitled to federal and state income tax deductions in the amount of the ordinary income recognized by the option holder. In general, any further gain or loss realized by the option holder on the subsequent disposition of such shares will be long-term or short-term capital gain or loss, depending on the length of time the shares are held after the option is exercised.

  The Board of Directors or the Committee has authority to terminate, suspend or amend the Stock Option Plan, in whole or in part, from time to time without the approval of the shareholders of the Company to the extent allowed by law. The Stock Option Plan provides for appropriate adjustment in the number and kind of shares subject to the Stock Option Plan, and the number, kind and per share exercise price of shares subject to unexercised options, in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

  Upon a change in control (as defined in the Stock Option Plan) of the Company, all outstanding options will become fully exercisable and all restrictions thereon will terminate in order that optionees may fully realize the benefits thereunder. Also, the Committee, as constituted before such change in control, is authorized, and has sole discretion, as to any option, either at the time such option is granted or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such option, upon the option holder's request, for an amount of cash equal to the difference between the exercise price and the then fair market value of the Common Stock covered thereby had such option been currently exercisable; (ii) make such adjustment to any such option then outstanding as the Committee deems appropriate to reflect such change in control; and (iii) cause any such option then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control. The right to exercise an option in the event of a change in control may tend to discourage such a change in control, even if the change in control would be beneficial to shareholders.

  The number of shares available for issuance under this Stock Option Plan represents approximately 5.65% of the total currently outstanding shares. The total number of shares available for issuance under the Stock Option and all other stock related plans of the Company represents approximately 17.43% of the total currently outstanding shares. Because the shares utilized to fund the option awards will come from authorized but unissued shares, the exercise of options awarded under the Stock Option Plan would have a dilutive effect on the percentage interest of shareholders.

  The Stock Option Plan is subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company within twelve months after the date of its adoption by the Board of Directors. The Plan will be null and void if such approval is not obtained.


Vote Required

  The affirmative vote of the holders of a majority of the outstanding Common Shares is required to approve this proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
OPTION PLAN.


                          OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten-percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of these reports furnished to the Company and written representations from the executive officers and directors that no other reports were required during the fiscal year ended September 1998, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten-percent owners were complied with, except that in fiscal 1998, Howard S. Wilcox, a director of the Company, failed to report a transaction on Form 4 as required by Section 16(a). Such transaction was later reported by Mr. Wilcox on a Form 5 for fiscal 1998.


Proposals of Shareholders

  In order to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its address hereinabove, on or before September 24, 1999.


Independent Auditors

  Ernst & Young LLP, independent auditors, have been auditors of the Company since 1985 and have been selected by the Board of Directors of the Company to serve as independent auditors for the Company for the year ending September 30, 1999.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they desire to do so.


Manner and Costs of Solicitation

  The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of mail, but certain officers and regular employees of the Company or its subsidiary, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies.


Availability of Form 10-KSB

  The Company will furnish upon request and without charge to each record or beneficial owner of its securities from whom it solicits proxies, a copy of its current annual report on Form 10-KSB including the financial statements and financial schedules thereto, filed with the Securities and Exchange Commission. Requests should be in writing and addressed to

                         Investor Relations Department
                         General Employment Enterprises, Inc.
                         Oakbrook Terrace Tower
                         One Tower Lane, Suite 2100
                         Oakbrook Terrace, Illinois 60181



Other Business

  At the date of this Proxy Statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO
SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE
PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE
UNITED STATES.

  Directions to the location of this year's Annual Meeting can be obtained by contacting the Company's Investor Relations
Department at the above address or by calling (630) 954-0495.

                                         By Order of the Board of Directors



                                         Nancy C. Frohnmaier
                                         Secretary



Oakbrook Terrace, Illinois

                            APPENDIX

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
             OF GENERAL EMPLOYMENT ENTERPRISES, INC.
     One Tower Lane, Suite 2100, Oakbrook Terrace, IL 60181

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of GENERAL EMPLOYMENT ENTERPRISES, INC. hereby appoints HERBERT F. IMHOFF and WALTER T. KERWIN, JR., and each of them, as the proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on February 22, 1999 and any adjournment thereof. If a vote is not specified, said proxies will vote FOR election of directors and FOR proposal 2.

1.   Election of Directors, Nominees:
  S. Brottman, L. Chavin, D. G. Danehey, H. F. Imhoff, H. F. Imhoff, Jr.,
  W. T. Kerwin, Jr.

                         For, except vote withheld
  FOR ___ WITHHOLD ___   from the following nominee(s):________________

2.   Approval of the Company's 1999 Stock Option Plan.

  FOR ___ AGAINST ___    ABSTAIN ___

3. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

Please sign and date on the reverse side, and mail this proxy in the enclosed envelope as promptly as possible.


This proxy when properly executed will be voted as directed. If no direction is made, this proxy will be voted FOR the election of Directors and FOR proposal 2. This proxy confers on the proxy holders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the accompanying proxy statement.

 The Board of Directors recommends a vote FOR Proposals 1 and 2.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                   __________________________________


                                   __________________________________
                                   SIGNATURE(S)

                                   DATED:                        1999


                            APPENDIX

              GENERAL EMPLOYMENT ENTERPRISES, INC.
                     1999 STOCK OPTION PLAN


Section 1.     Purpose.

     The purpose of the General Employment Enterprises, Inc. 1999 Stock Option Plan (the "Plan") is to benefit General Employment Enterprises, Inc. (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including members of the Board of Directors of the Company ("the Directors") who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

     The Company may grant stock options that constitute
"incentive stock options" ("ISOs") within the meaning of Section
422 of the Internal Revenue Code of 1986, as amended (the
"Code"), or stock options which do not constitute ISO ("NSOs")
(ISOs and NSOs being hereinafter collectively referred to as "Options").


Section 2.     Eligibility.

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5.2 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").


Section 3.     Administration.

     3.1. The Committee. The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     3.2. Authority of the Committee. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

     No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.


Section 4.     Shares of Common Stock Subject to Plan.

     4.1. The total number of shares of common stock, no par value, of the Company (the "Common Stock"), that may be issued and sold under the Plan within the Applicable Period (as defined below) shall be 250,000. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on February 22, 1999 and ending on February 22, 2009. The aforementioned total number of shares of Common Stock shall be adjusted in accordance with the provisions of Section 4.2 hereof. Notwithstanding the foregoing, the total number of shares of Common Stock that may be subject to ISOs under the Plan shall be 250,000 shares of Common Stock, adjusted in accordance with the provisions of Section 4.2 hereof. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections
7.2 or 7.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

     4.2. The number of shares of Common Stock subject to the Plan and to Options granted under the plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.


Section 5.     Grants of Options.

     5.1. Grants of Options to Key Employees. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

     5.2. Grants of Options to Non-Employee Directors. All grants of Options to Non-Employee Directors shall be automatic and non-discretionary. Each individual who is a Non-Employee Director on the effective date of the Plan shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the effective date of the Plan. Each individual who becomes a Non-Employee Director (other than a Non-Employee Director who was previously an employee Director) after the effective date of the Plan shall be granted automatically a NSO to purchase 5,000 shares of Common stock on the date he or she becomes a Non-Employee Director.

     5.3. Option Agreement. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

     5.4. Expiration. Except to the extent otherwise provided in or pursuant to Section 6, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     5.5. Exercise Period. Except to the extent otherwise provided in or pursuant to Section 6, or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted under the Plan.

     5.6. Required Terms and Conditions of ISOs. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 5.6(d), the per share exercise price of each ISO shall be the Fair Market
     Value of the shares of Common Stock on the date such ISO is granted.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option that first becomes exercisable in any calendar year exceeds the limitation of this Section 5.6(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (c) As used in this Section 5, the words "parent" and "subsidiary" shall have the meanings given to them in
     Section 424(e) and 424(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of
     Section 422(b)(6) of the Code: (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

          (e) No ISOs may be granted under the Plan after February 22, 2009.


     5.7. Required Terms and Conditions of NSOs. Each NSO granted shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: in no event may the exercise price be less than the par value of the shares of Common Stock subject to such NSO.


Section 6.     Effect of Termination.

     6.1. Key Employee Termination Generally. Except as provided in Sections 6.2, 6.3 and 11, or by the Committee in its sole discretion, any Option shall terminate on the date of the Key Employee's termination of employment with the Company and its
Subsidiaries: (i) for Good Cause (as defined in the Option Agreement); or (ii) voluntarily, for any other reason other than retirement, death, or disability. A Key Employee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Key Employee or by leave of absence authorized by the Company or a Subsidiary.

     6.2. Death and Disability. In the event of an Optionee's death or Disability (as defined below) during employment or service with the Company or any of its Subsidiaries, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of: (a) the first anniversary of the date of the Optionee's death or Disability; and (b) the date that such Option expires in accordance with its terms. For purposes of this Section 6.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

     6.3. Retirement of Key Employees. In the event the employment of a Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, all Options held by the Key Employee shall become fully exercisable. Each of the Options held by such a Key Employee shall expire on the earlier of: (i) the first anniversary of the date of the Employee Retirement; and (ii) the date that such Option expires in accordance with its terms. For purposes of this Section 6.3, "Employee Retirement" shall mean retirement of a Key Employee after attaining age 55. In the event the employment of a Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of a retirement that is not an Employee Retirement as herein defined, the Committee may, in its sole discretion, determine that the exercisability and exercise periods set forth in this Section 6.3(a) shall be applicable to Options held by such Key Employee. Notwithstanding the foregoing, in the event the employment of a Key Employee who is also a Director of the Company is terminated by reason of Employee Retirement, all Options held by the Key Employee shall become fully exercisable, but each of the Options held by such a Key Employee shall expire on the earlier of: (i) the first anniversary of the date of the Key Employee's termination of service on the Board for any reason; and (ii) the date that such Option expires in accordance with its terms.

     6.4. Retirement of Non-Employee Directors. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Option or Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.


Section 7.     Exercise of Options.

     7.1. Notice. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 7.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

     7.2. Exercise Price. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any
Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price;
(d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to
(b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. 220.3(e)(4) or other applicable provision of law.

     7.3. Taxes Generally. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

     7.4. Payment of Taxes. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.


Section 8.     Transferability of Options.

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Notwithstanding the preceding sentence, an Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him (other than an ISO) to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code Section 501 (c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.


Section 9.     Rights as Shareholder.

     An Optionee or a transferee of an Optionee pursuant to
Section 8 shall have no rights as a shareholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.


Section 10.    Change in Control.

     10.1. Effect of Change in Control. Notwithstanding any of the provisions of the Plan or any Option Agreement evidencing Options granted hereunder, upon a Change in Control of the Company (as defined in Section 10.2) all outstanding Options shall become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realize the benefits thereunder. Further, in addition to the Committee's authority set forth in Section 3, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Option, either at the time such Option is granted hereunder or any time thereafter, to take any one or more of the following actions: (a) provide for the purchase of any such Option, upon the Optionee's request, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Option been currently exercisable; (b) make such adjustment to any such Option then outstanding as the Committee deems appropriate to reflect such Change in Control; and (c) cause any such Option then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

     10.2.     Definition of Change in Control.  A "Change in
Control of the Company" is deemed to occur upon:

          (a) The receipt by the Company of a Schedule 13D or other statement filed under Section 13(d) of the 1934 Act, indicating that any entity, person, or group has acquired beneficial ownership, as that term is defined in Rule 13d-3 under the 1934 Act, of more than 30% of the outstanding capital stock of the Company entitled to vote for the election of directors ("voting stock");

          (b)  The commencement by an entity, person, or group
     (other than the Company or a Subsidiary) of a tender offer or an exchange offer for more than 20% of the outstanding voting stock of the Company;

          (c)  The effective time of: (i) a merger or
     consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding voting stock of the Company immediately prior to such merger or consolidation hold less than 80% of the voting stock of the surviving or resulting corporation; or
     (ii) a transfer of substantially all of the property of the Company other than to an entity of which the Company owns at least 80% of the voting stock; or

          (d)  The election to the Board, without the
     recommendation or approval of the incumbent Board, of the lesser of: (i) three directors or (ii) directors constituting a majority of the number of directors of the Company then in office.


Section 11.    Postponement of Exercise.

     The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company: (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction; (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or
(ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.



Section 12.    Termination or Amendment of Plan.

     The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company to the extent allowed by law.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

     No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.


Section 13.    Effective Date.

     The Plan has been adopted and authorized by the Board of Directors for submission to the shareholders of the Company. If the Plan is approved by the affirmative vote of a majority of the shares of the voting stock entitled to be voted by the holders of stock represented at a duly held shareholders' meeting, it shall be deemed to have become effective as of such date, February 22, 1999.